                            EXHIBIT 10.3

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of March 30, 2007 by QUALMAX, INC., a Delaware corporation having its principal place of business at 340 West Fifth Avenue, Eugene, OR 97401 (“Guarantor”), to and for the benefit of P&S SPIRIT, LLC, a Nevada limited liability company, having an address at 2700 Lighthouse Point East, Suite 626, Baltimore, MD 21224 (“Lender”).

WHEREAS, NEW WORLD BRANDS, INC., a Delaware corporation, (“Borrower”) and Lender have entered into that certain Term Loan and Security Agreement, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which Borrower has agreed to borrow from Lender, and Lender has agreed to lend to Borrower, certain amounts pursuant to a term loan in the principal amount of $985,000.00 (the “Loan”), all in accordance with and subject to the terms and conditions set forth in the Loan Agreement, that certain Term Note in the amount of the Loan having a Maturity Date of January 2, 2009 (the “Note”) and all of the other agreements, documents, instruments, certificates, reports and financing statements heretofore or hereafter executed or delivered in connection therewith or with the Loan to be made under the Loan Agreement, as the same may be amended, supplemented or modified from time to time, (collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrower has requested that Lender extend the Loan to Borrower pursuant to the terms of the Loan Agreement and that Borrower and Lender execute, deliver and perform their respective obligations under the Loan Agreement and the other Loan Documents;

WHEREAS, Guarantor, as the parent corporation of Borrower, pursuant to Lender’s request, as an incident to the obligation of Lender to make the Loan to Borrower pursuant to the Loan Agreement, is required, and has agreed, to execute and deliver this Guaranty of even date herewith;

WHEREAS, Lender is willing to execute, deliver and perform under the Loan Agreement and the other Loan Documents and to make the Loan available only upon the condition that Guarantor executes and delivers to Lender this Guaranty and agrees to perform and to comply with its obligations under this Guaranty; and

WHEREAS, Guarantor acknowledges and confirms that (a) it will benefit from the advancement of funds under the Loan Agreement to Borrower, (b) the Loan by Lender constitute valuable consideration to Guarantor, and (c) Lender is relying upon this Guaranty in making and advancing the Loan to Borrower.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Loan Agreement and the other Loan Documents, the Guarantor, intending to be legally bound hereby, agrees as follows:

1. All capitalized terms in this Guaranty and not defined herein shall have the defined meanings provided in the Loan Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words “hereof” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and references to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Lender. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

2. Guarantor unconditionally and absolutely guarantees (i) the due and punctual payment and performance when due of the principal of the Loan, any Note evidencing the Loan, and the interest thereon and of the Obligations and any and all other monies and amounts due or which may become due on or with respect to any of the foregoing, and the due and punctual performance and observance by Borrower of all of the other terms, covenants, agreements and conditions of the Loan Documents, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted, (ii)  all liabilities and obligations of Guarantor hereunder, and (iii) all costs, expenses and liabilities (including, without limitation, reasonable attorneys fees and expenses, documentation and diligence fees and legal expenses, and search, audit, recording, professional and filing fees and expenses) that may be incurred or advanced by Lender in any way in connection with the foregoing and/or otherwise required to be paid by Guarantor hereunder (collectively, such items in clauses (i) through (iv) being the “Guaranteed Obligations”). Guarantor acknowledges that this Guaranty shall be deemed a continuing guaranty of the Guaranteed Obligations under the Loan Documents.

3. This Guaranty is a guaranty of payment and not a guaranty of collection. If any Guaranteed Obligation is not satisfied when due, whether by acceleration or otherwise, the Guarantor shall forthwith satisfy such Guaranteed Obligation, upon demand, and no such satisfaction shall discharge the obligations of the Guarantor hereunder until all Guaranteed Obligations have been indefeasibly paid in cash and performed and satisfied in full and the Loan Agreement terminated. The liability of Guarantor under this Guaranty shall be primary and direct and not conditional or contingent upon the enforceability of any obligation, the solvency of Borrower or any other Person, any obligation or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guaranty or the pursuit by Lender of any remedies it may have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower or any other guarantor of the Guaranteed Obligations or any other Person or to sell at foreclosure or otherwise pursue or exhaust its remedies against any Collateral of Borrower or any other guarantor of the Guaranteed Obligations or any other Person before, simultaneously with or after enforcing its rights and remedies hereunder against Guarantor, and any one or more successive and/or concurrent actions may be brought against Guarantor in the same action brought against Borrower or any other guarantor of the Guaranteed Obligations or any other Person or in separate actions, as often as Lender may deem advisable, in its sole discretion. The obligations of Guarantor hereunder shall not in any way be affected by any action taken or not taken by Lender, which action or inaction is hereby consented and agreed to by Guarantor, or by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, Lien or other security interest or security for any of the Guaranteed Obligations or of the value, genuineness, validity or enforceability of the Collateral or any of the Guaranteed Obligations.

4. Guarantor hereby represents and warrants to Lender (which representations and warranties shall survive the execution and delivery of this Guaranty and the making of Advances under the Loan Agreement) as follows:

(A) Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(B) Guarantor (i) has all requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is duly qualified to do business in every jurisdiction in which failure so to qualify could reasonably be expected to have or result in a Material Adverse Effect.

(C) Guarantor has all requisite power and authority (i) to execute, deliver and perform this Guaranty and other Loan Documents to which it is a party, and (ii) to consummate the transactions contemplated hereunder and the other Loan Documents to which it is a party, and Guarantor is under no legal restriction, limitation or disability that would prevent it from doing any of the foregoing.

(D) The execution, delivery and performance by Guarantor of this Guaranty and other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary actions on the part of Guarantor (including any required approval of shareholders or members or other equity holders, if applicable) (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and have been duly executed and delivered by Guarantor and constitute the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

(E) The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereby and thereby do not and will not (1) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Guarantor or any of its properties or assets; (2) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any indenture, agreement or other instrument to which Guarantor is a party or by which it or any of its properties or assets are bound or subject; (3) conflict with or violate any provision of the certificate of incorporation or formation, by-laws, limited liability company agreement or similar documents of Guarantor or Borrower or any agreement by and between Guarantor and its shareholders or equity owners or among any such shareholders or equity owners; or (4) result in the creation or imposition of any Lien or Encumbrance of any nature whatsoever upon any of the properties or assets of Guarantor except those contemplated under the Loan Documents;

(F) Guarantor is not (1) a party or subject to any judgment, order or decree or any agreement, document or instrument or subject to any restriction, any of which do or would adversely affect or prevent its ability to execute or deliver, perform under, consummate the transactions contemplated by, or observe the covenants and agreements contained in, this Guaranty or other Loan Documents to which it is a party or to pay the Guaranteed Obligations; (2) in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or by which it or any of its properties or assets is or are bound or subject, which default or breach, if not remedied within any applicable grace period or cure period, could reasonably be expected to have or result in a Material Adverse Effect or Material Adverse Change, nor is there any event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period, could reasonably be expected to have or result in a Material Adverse Effect or Material Adverse Change, or (3) a party or subject to any agreement (oral or written), document or instrument with respect to, or obligation to pay any, service or management fee with respect to the ownership, operation, leasing or performance of any of its business or any facility, nor is there any manager with respect to any such facility;

(G) Guarantor and each of its Subsidiaries is in compliance with all laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority with respect or applicable to it and/or its assets and properties and is not in violation of any order, judgment or decree of any court or other Governmental Authority or arbitration board or tribunal, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect, and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any noncompliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect;

(H) There is no action, suit, proceeding or investigation pending or, to Guarantor’s knowledge, threatened before or by any court, arbitrator or Governmental Authority against or affecting the Collateral, Guarantor, this Guaranty or other Loan Documents to which Guarantor is a party or the transactions contemplated hereby or thereby, (1) that questions or could prevent the validity of this Guaranty or other Loan Documents to which Guarantor is a party or the right or ability of Guarantor to execute or deliver this Guaranty or such other documents or to consummate the transactions contemplated hereby and thereby; (2) that could reasonably be expected to have or result in, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (3) that could reasonably be expected to result in any change in the current equity ownership of Guarantor or otherwise in a Change of Control, nor is Guarantor aware that there is any basis for the foregoing;

(I) None of the business or properties of Guarantor, any relationship between Guarantor and any other Person, any circumstance in connection with the execution, delivery and performance of this Guaranty, or any of the other Loan Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, requires a consent, approval or authorization of, or filing, registration or qualification which has not been obtained with, any Governmental Authority or any other Person;

(J) Guarantor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Guaranty or that otherwise relates to the Guaranteed Obligations (other than the Loan Documents to which it is a party);

(K) The obligations of Guarantor under this Guaranty are not subordinated in any way to any other obligation of Guarantor or to the rights of any other Person;

(L) Guarantor and its Affiliates, licensed employees and contractors are in compliance with, have procured and are now in possession of, all material licenses, permits, franchises, certificates and other approvals or authorizations of or required by any applicable federal, state, foreign or local law, statute, ordinance or regulation or Governmental Authority or regulatory authority, including without limitation, for the operation of their respective businesses in each jurisdiction (including foreign jurisdictions) wherein they are now conducting business and/or where the failure to procure such licenses or permits could reasonably be expected to have or result in a Material Adverse Effect and as proposed to be conducted pursuant to this Agreement and the Financial Statements and Guarantor is not in breach of or default under the provisions of any of the foregoing and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to have or result in a Material Adverse Effect;

(M) No representation or warranty made by Guarantor in this Guaranty or in any other Loan Document contains any untrue statement of material fact or omits to state any fact necessary to make the statements herein or therein not materially misleading, and there is no fact known to Guarantor which Guarantor has not disclosed to Lender in writing which could reasonably be expected to have or result in a Material Adverse Effect;

(N) During the five years prior to the date hereof, Guarantor has not conducted business under or used any other name (whether corporate, partnership or assumed) except as previously disclosed in writing to Lender;

(O) Guarantor hereby confirms, adopts and makes, as to itself, as if set out in full herein, all of the other representations and warranties not expressly included in this Guaranty that are set forth in the Loan Agreement and that relate or apply to any Guarantor (as defined in the Loan Agreement), and shall be deemed to have made all such representations and warranties as to itself in this Guaranty as if set out in full herein.

(P) the foregoing representations and warranties are made with the knowledge and intention that Lender is relying and will rely thereon, and such representations and warranties shall survive the execution and delivery of this Guaranty.

5. Guarantor hereby waives demand, setoff, counterclaim, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loan or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein, it being the intention hereof that Guarantor shall remain liable as a principal until the full amount of all Guaranteed Obligations shall have been indefeasibly paid in full in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission, or anything else which might otherwise operate as a legal or equitable discharge of Guarantor. The pleading of any statute of limitations as a defense to any demand against Guarantor hereunder and under the other Loan Documents is expressly waived by Guarantor.

6. Guarantor acknowledges and agrees that its obligations as Guarantor shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor of the Guaranteed Obligations or any other Person or its estate in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

7. Guarantor acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Guarantor and without affecting or discharging, in whole or in part, the liability of Guarantor hereunder to deal in any manner with the Guaranteed Obligations and any security or guaranties therefor, including, without limitation, to

(A) release, extend, renew, accelerate, compromise or substitute and administer the Guaranteed Obligations and other obligations under the Loan Documents in any manner it sees fit, (B) release any or all collateral for the Guaranteed Obligations, (C) release any guarantor of the Guaranteed Obligations, (D) extend the time for payment of the Guaranteed Obligations or any part thereof, (E) change the interest rate on the Guaranteed Obligations or any Note under the Loan Agreement, (F) reduce or increase the outstanding principal amount of the Guaranteed Obligations or any Note under the Loan Agreement, (G) accelerate the Guaranteed Obligations, (H) make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (I) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to any Note or for the performance of any term or condition of the Loan Documents, (J) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (K) release or substitute any security interest of any kind held by Lender at any time, (L) collect and retain or liquidate any collateral subject to such security interest, (M) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Borrower or any other guarantor of the Guaranteed Obligations is in default, (N) foreclose on any of the Collateral, (O) grant waivers or indulgences, (P) take additional collateral, (Q) obtain any additional guarantors, (R) take a deed in lieu of foreclosure and/or (S) take or fail to take any other action whatsoever with respect to the Guaranteed Obligations. Guarantor hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor agrees that Lender has no duties of any nature whatsoever to Guarantor, whether express or implied, by virtue of this Guaranty or any other Loan Document, operation of law or otherwise.

8. Guarantor agrees that its obligations hereunder are irrevocable, joint and several and independent of the obligations of Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Guarantor shall take all necessary and appropriate actions to ensure that this Guaranty is and remains enforceable against Guarantor in accordance with their respective terms and that Guarantor complies with each of its obligations hereunder and thereunder. Guarantor shall not (a) cause or permit to be done, or enter into or make or become a party to any agreement (oral or written), arrangement or commitment to do or cause to be done, any of the things prohibited by this Guaranty or the other Loan Documents to which it is a party or that would breach this Guaranty any other Loan Document to which it is a party or any other instrument, agreement, arrangement, commitment or document to which Guarantor is a party or by which it or any of its properties or assets is or may be bound or subject, or (b) enter into or make or become a party to any agreement, document or instrument or arrangement that conflicts with this Guaranty or other Loan Documents to which it is a party or that would prevent Guarantor from complying with and performing under this Guaranty or other Loan Documents to which it is a party. Guarantor shall not (i) make or permit to be made any deposits to any Lockbox Account except for collections of Accounts and Receivables and proceeds of other Collateral, or (ii) take any action whatsoever that would prevent, inhibit, interfere with or delay the prompt transfer of funds from any Lockbox Account to the Concentration Account. If applicable, each Guarantor executing this Guaranty or any separate guaranty of the Guaranteed Obligations shall be jointly and severally liable for all of the Guaranteed Obligations.

9. Guarantor agrees that it shall have no right of subrogation whatever with respect to the Guaranteed Obligations guaranteed hereby or to any collateral securing such Guaranteed Obligations unless and until such Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Loan Agreement and this Guaranty have been terminated.

Guarantor waives all rights of marshalling of assets or property securing this Guaranty or the Guaranteed Obligations.

10. Guarantor acknowledges and agrees that (a) it will benefit from the execution, delivery and performance by Lender of the Loan Agreement and the other Loan Documents and the advancement of the Loan to Borrower and that the Loan by Lender constitute valuable consideration to Guarantor, (b) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the other Loan Documents and to extend credit and the Loan to Borrower, whether the Guaranteed Obligations were created or acquired before or after the date of this Guaranty, and (c) Lender is relying upon this Guaranty in making and advancing the Loan to Borrower.

11. Guarantor agrees that this Guaranty shall inure to the benefit of, and may be enforced by, Lender, all future holders of any Note or any of the Guaranteed Obligations or any of the Collateral and all Transferees (as defined below), and each of their respective successors and permitted assigns, and shall be binding upon and enforceable against Guarantor and Guarantor’s assigns and successors. Guarantor agrees that it may not assign, delegate or transfer this Guaranty or any of its rights or obligations under this Guaranty without the prior written consent of Lender. Nothing contained in this Guaranty, or any other Loan Document shall be construed as a delegation to Lender of Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. GUARANTOR ACKNOWLEDGES THAT LENDER AT ANY TIME AND FROM TIME TO TIME MAY SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER, THIS GUARANTY, ANY NOTE, THE GUARANTEED OBLIGATIONS, THE COLLATERAL AND/OR THE LOAN DOCUMENTS TO ONE OR MORE OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS (EACH SUCH TRANSFEREE, ASSIGNEE OR PURCHASER, A “TRANSFEREE”). In such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Guaranteed Obligations, any Note, this Guaranty, the Collateral and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Lender hereunder with respect thereto, and shall be deemed to be a “Lender” for all purposes hereunder, the predecessor Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. Notwithstanding any other provision of this Guaranty, or any other Loan Document, Lender may disclose to any Transferee all information, and may furnish to such Transferee copies of reports, financial statements, certificates, and documents obtained under any provision of this Guaranty or any Loan Document.

12.  Guarantor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Lender in order to fully effectuate the purposes, terms and conditions of this Guaranty and the consummation of the transactions contemplated hereby and performance and payment of the Guaranteed Obligations hereunder, whether before, at or after the performance and/or consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default under any Loan Document.

13. Notwithstanding and without limiting or being limited by any other provision of this Guaranty or the Loan Documents, Guarantor shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches), and reasonable attorneys’ fees and expenses (a) in any effort to enforce this Guaranty any other Loan Document and/or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with entering into, negotiating, preparing, reviewing and executing this Guaranty and the other Loan Documents and all related agreements, documents and instruments, (c) arising in any way out of administration of the Guaranteed Obligations or the security interests or Liens created with respect thereto, including without limitation, any wire transfer fees or audit expenses or filing or recordation fees, (d) in connection with instituting, maintaining, preserving and enforcing Lender’s rights hereunder or under all related agreements, documents and instruments, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Guaranty and/or any related agreement, document or instrument, (f) in seeking or receiving any advice with respect to its rights and obligations under this Guaranty, any of the other Loan Documents and/or all related agreements, documents and instruments, and/or (g) in connection with any modification, amendment, supplement, waiver or extension of this Guaranty any other Loan Document and/or any related agreement, document or instrument, and all of the same shall be part of the Guaranteed Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above or any other purposes under this Guaranty for which Guarantor is responsible to pay or indemnify, Guarantor expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed.

14. Any notice or request under this Agreement shall be given to any Guarantor or to Lender at their respective addresses set forth below or beneath it’s signature on the signature page to this Agreement below or at such other address as such Person may hereafter specify in a notice given in the manner required under this Section 14. Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon (each a “Receipt”): (i) registered or certified mail, return receipt requested, on the date on which such is received as indicated in such return receipt, (ii) receipt of delivery by a nationally recognized overnight courier, or (iii) facsimile (or upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

(i)    If to Lender:

P&S Spirit, LLC
2700 Lighthouse Point East, Suite 626
Baltimore, Maryland 21224
Attention: Selvin Passen, M.D.
Telephone: (410) 327-9650
FAX: (410) 327-9656

15. No course of action or delay, renewal or extension of this Guaranty or any rights or obligations hereunder, release of Guarantor or any of the foregoing, or delay, failure or omission on Lender’s part in enforcing this Guaranty, or any other Loan Document or in exercising any right, remedy, option or power hereunder or thereunder shall affect the liability of Guarantor or operate as a waiver of such or of any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or thereunder affect the liability of Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver by Lender of any one or more defaults by Guarantor party in the performance of any of the provisions of this

Guaranty shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Notwithstanding any other provision of this Guaranty or any other Loan Document, by completing the Closing or by making Advances, Lender does not waive a breach of any representation or warranty of Guarantor under this Guaranty or under any other Loan Document, and all of Lender’s claims and rights resulting from any breach or misrepresentation by Guarantor are specifically reserved by Lender.

16. If any term or provision of this Guaranty is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Guaranty which shall be given effect so far as possible.

17. It is the express intention and agreement of the Guarantor that all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Guarantor herein shall survive the execution, delivery and termination of this Guaranty until all Guaranteed Obligations are performed in full and indefeasibly paid in full in cash and the Loan Agreement is terminated.

18. Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender’s rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or at equity. The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

19. This Guaranty shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Guaranteed Obligations and termination of this Guaranty and the Loan Agreement, all in accordance with the Loan Agreement, and the rights and powers granted to Lender hereunder shall continue in full force and effect notwithstanding the termination of this Guaranty or the fact that Borrower’s borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position until all of the Guaranteed Obligations have been indefeasibly paid in full in cash and performed and satisfied in full. Guarantor waives any rights which it may have under the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Guarantor, or to file them with any filing office, unless and until this Guaranty and the Loan Agreement shall have been terminated in accordance with their respective terms and all Guaranteed Obligations shall have been performed in full and indefeasibly paid in full in cash.

20. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of law provisions. Any judicial proceeding brought by or against Guarantor with respect to any of the Guaranteed Obligations or any of the rights or obligations hereunder, this Guaranty or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of Maryland, and, by execution and delivery of this Guaranty, Guarantor accepts for itself and in connection with its properties generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty and/or any of the other Loan Documents or any such other agreement. Guarantor hereby waives personal service of process and agrees that service of process upon Guarantor may be made by certified or registered mail, return receipt requested, at Guarantor’s address specified or determined in accordance with Section 14, and service so made shall be deemed completed on the third (3rd) Business Day after mailing. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction having jurisdiction over Guarantor. Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Guarantor against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with the Guaranteed Obligations, this Guaranty, any related agreement or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of Maryland. Guarantor acknowledges that Guarantor participated in the negotiation and drafting of this Guaranty and that, accordingly, Guarantor shall not move or petition a court construing this Guaranty to construe it more stringently against Lender than against Guarantor.

21. This Guaranty may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. This Guaranty may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this Section 21, and Guarantor agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Guaranty.

22. Notwithstanding and without limiting any other provision of this Guaranty or any Loan Document, Guarantor shall indemnify Lender and its Affiliates and its and their respective managers, members, officers, employees, Affiliates, agents, representatives, accountants, successors, assigns and attorneys and their respective Affiliates (collectively, the “Indemnified Persons”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Lender or any other Indemnified Person with respect to or arising out of any aspect of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Guaranty or any of the Guaranteed Obligations or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Lender or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Lender or such Indemnified Person. Lender agrees to give Guarantor reasonable notice of any event of which Lender becomes aware for which indemnification may be required under this Section 22, and Lender may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Guarantor’s consent, which consent shall not be unreasonably withheld or delayed. Lender and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Lender or any of the other Indemnified Persons, its or their interest or the Collateral generally. If any Indemnified Person uses in-house counsel for any of the purposes set forth above or any other purposes under this Guaranty for which Guarantor is responsible to pay or indemnify, Guarantor expressly agrees that its indemnification obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Indemnified Person in its sole discretion for the work performed.

23. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY RELATED AGREEMENT OR (II) IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

EVIDENCED HEREBY OR THEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND GUARANTOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

24. This Guaranty and the other Loan Documents to which Guarantor is a party constitute the entire agreement between Guarantor and Lender with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Neither this Guaranty nor any provision hereof may be changed, modified, amended, waived, restated, supplemented, canceled or terminated other than by an agreement in writing signed by both Lender and Guarantor. Guarantor acknowledges that Guarantor has been advised by counsel in connection with the negotiation and execution of this Guaranty and the other Loan Documents to which it is a party and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Guaranty or such documents. Any waiver of this Guaranty by Lender shall be limited solely to the express terms and provisions of such waiver.

25. This Guaranty is not intended to benefit or confer any rights upon Borrower or upon any third party other than Lender, who is an intended beneficiary hereof and for whose benefit this Guaranty is explicitly made.

26. In addition to any other rights Lender may have hereunder or under any of the Loan Documents or under applicable law or at equity, upon the occurrence and continuation of any Event of Default, Lender shall have the right to apply any property of Guarantor held by Lender to reduce the Guaranteed Obligations. In addition to the provisions set forth in this Guaranty and the other Loan Documents, Lender shall have the right to exercise any and all other rights, options and remedies provided for herein or in any other Loan Document, under the UCC or at law or in equity generally, including, without limitation, (a) the right to foreclose its security interests and Liens, (b) to realize upon or to take possession of or sell any of the Collateral with or without judicial process, and (c) to exercise such rights and powers with respect to the Collateral as Guarantor might exercise.

27. Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto or to this Guaranty, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto. Guarantor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Lender to obtain an order of court recognizing the assignment or security interests and Liens of Lender in and to any Account, Receivable or other Collateral, whether payable to Guarantor or any Subsidiary of Guarantor or any other Person.

28. [RESERVED]

29. Upon the exercise by Lender or any of its Affiliates of any right or remedy under this Guaranty or any other Loan Document that requires any consent, approval or registration with, or consent, qualification or authorization by, any Governmental Authority, Guarantor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that Lender may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

30. In addition to and notwithstanding any other provision of this Guaranty, or any other Loan Document, Lender, in its sole discretion, shall have the right, at any time that Guarantor fails to do so, without prior notice to Guarantor, to (i) obtain insurance covering any of the Collateral as and to the extent required under the Loan Agreement; (ii) pay for the performance of any of the Guarantor’s obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Guaranty unless Guarantor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Guaranteed Obligations until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default or any other rights, remedies or powers of Lender hereunder, or under any other Loan Document or otherwise.

31. Unless expressly provided herein to the contrary, Guarantor agrees that any approval, consent, waiver or satisfaction of Lender with respect to any matter that is subject of this Guaranty, or the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

32. [RESERVED]

33. In any litigation, arbitration or other dispute resolution proceeding relating to this Guaranty, or to any of the other Loan Documents, Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to any director, officer, employee or agent of Guarantor and/or its and their Affiliates being deemed to be employees or managing agents of Guarantor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to Lender’s counsel in any such dispute resolution proceeding examining any such individuals as if under cross-examination and using any discovery deposition of any of them in that proceeding as if it were an evidence deposition. Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to it using all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Lender, all Persons, documents (whether in tangible, electronic or other form) and/or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

34. Guarantor hereby confirms, adopts and agrees to be bound by and comply with, as if set out in full herein, all of the other agreements, appointments, covenants and obligations not expressly included in this Guaranty that are set forth in the Loan Agreement and that relate or apply to any Borrower, Subsidiary of Borrower or any Guarantor.

35. SPECIAL OREGON NOTICE:

(a) THIS GUARANTY RESULTS IN GUARANTOR’S WAIVER OF CERTAIN LEGAL RIGHTS AND DEFENSES, INCLUDING WITHOUT LIMITATION GUARANTOR’S SUBROGATION RIGHTS AND ANY DEFENSES BASED ON LENDER’S ELECTION OF REMEDIES. IT IS RECOMMENDED THAT GUARANTOR CONSULT ITS OWN ATTORNEY BEFORE ENTERING INTO THIS AGREEMENT.

(b) UNDER OREGON LAW ORAL AGREEMENTS OR ORAL COMMITMENTS TO (1) LOAN MONEY, (2) EXTEND CREDIT, (3) MODIFY OR AMEND ANY TERMS OF LOAN DOCUMENTS, (4) RELEASE ANY GUARANTOR, (5) FOREBEAR

FROM ENFORCING REPAYMENT OF ANY LOAN OR THE EXERCISE OF ANY REMEDY UNDER LOAN DOCUMENTS, OR (6) MAKE ANY OTHER FINANCIAL ACCOMMODATION PERTAINING TO ANY LOAN ARE ALL UNENFORCEABLE.

(c) THE UNDERSIGNED GUARANTOR CLEARLY UNDERSTANDS THAT LENDER DOES NOT HAVE TO PURSUE BORROWER OR ANY OTHER GUARANTOR OR OBLIGATED PARTY OR FORECLOSE OR REALIZE UPON ANY SECURITY BEFORE DEMANDING PAYMENT FROM THE UNDERSIGNED. GUARANTOR FURTHER UNDERSTANDS THAT IT WILL HAVE TO PAY THE AMOUNTS THEN DUE EVEN IF BORROWER OR ANY OTHER GUARANTOR OR OBLIGATED PARTY DOES NOT MAKE PAYMENT OR IS OTHERWISE RELIEVED OF THE OBLIGATION OF MAKING PAYMENT.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty, under seal, as of the day and year first above written.

QUALMAX, INC.
A Delaware corporation

By: /s/ Noah Kamrat(SEAL)
Name: Noah Kamrat
Its: President

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